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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 6, 1996

                          CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                TEXAS                                 0-24068
    (STATE OR OTHER JURISDICTION              (COMMISSION FILE NUMBER)
          OF INCORPORATION)

                                   76-0190827
                                (I.R.S. EMPLOYER
                               IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

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ITEM 5.  OTHER EVENTS

     On November 6, 1996, the Company announced the signing of letters of intent to acquire two printing companies, Direct Color of Long Beach, California and Theo Davis Sons, serving the Raleigh-Durham, North Carolina area, for undisclosed amounts. A copy of the press release is attached hereto as
Exhibit 99.

     The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which preclude completion of the Company's pending acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  EXHIBITS

     The following exhibit is filed herewith:

      99 Press release of Consolidated Graphics, Inc. dated November 6, 1996 with respect to the pending acquisitions of Direct Color of Long Beach, California and Theo Davis Sons of Raleigh-Durham, North Carolina.

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                            CONSOLIDATED GRAPHICS, INC.
                                                    (Registrant)
                                       By: /s/ G. CHRISTOPHER COLVILLE
                                               G. CHRISTOPHER COLVILLE
                                      VICE PRESIDENT -- MERGERS AND ACQUISITIONS
                                        CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  November 6, 1996

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